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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 1, 1999

                            Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

           Washington                  1-14667               91-1653725
(State or Other Jurisdiction of   (Commission File        (I.R.S. Employer
Incorporation or Organization)         Number)           Identification No.)

1201 Third Avenue, Seattle, Washington                        98101
(Address of Principal Executive Offices)                    (Zip Code)

                            (206) 461-2000
           (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On October 1, 1999, Washington Mutual, Inc. issued a press release announcing that the company has completed its merger with Long Beach Financial Corp.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99 Press release dated October 1, 1999 announcing the completion of the merger with Long Beach Financial Corp.



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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WASHINGTON MUTUAL, INC.

Date :  October 1, 1999              By:  /s/Fay L. Chapman
                                          -----------------------
                                          Fay L. Chapman
                                          Senior Executive Vice President
                                          and General Counsel



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                                  EXHIBIT INDEX

Exhibit                Description
-------                -----------

99 Washington Mutual Press Release announcing the completion of the merger with Long Beach Financial
                       Corp.





